FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 9, 1999

                 DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES
             (Exact name of registrant as specified in its charter)

         New York                    2-76434              13-3153572
(State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)           File Number)         Identification
                                                            Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A

         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.


Wendover Business Park I located in Greensboro, North Carolina was sold by Drexel Burnham Lambert Real Estate Associates (the "Registrant") on September 9, 1999 to SB Orchard, LLC, an unrelated party, for $2,809,600.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(b)  Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 1999.

(c)  Exhibits

10.4 Purchase and Sale Contract between Registrant and SB Orchard, LLC, a Colorado limited liability company, dated May 20, 1999.

10.5 Amendment to Purchase and Sale Contract between Registrant and SB Orchard, LLC, a Colorado limited liability company, dated August 2, 1999.

10.6 Second Amendment to Purchase and Sale Contract between Registrant and SB Orchard, LLC, a Colorado limited liability company, dated August 23, 1999.


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES

                           By:     DBL Properties Corporation
                                   Its General Partner

                           By:     /s/ Patrick J. Foye
                                   Patrick J. Foye
                                   Executive Vice President

                           Date:   September 24, 1999